UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2007

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California  95113
717 Texas Avenue, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (408) 995-5115

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01 — REGULATION FD DISCLOSURE
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 7, 2007, we entered into a Third Amended and Restated Confirmation Letter (“the Third Amended Confirmation”) with the State of California Department of Water Resources (“CDWR”) which amends the Amended and Restated Confirmation (the “Second Amended Confirmation”) under the Amended and Restated Cover Sheet and Master Power Purchase and Sale Agreement (the “Master Agreement”), dated as of April 22, 2002, and effective as of May 1, 2004, between Calpine Energy Services, L.P. and CDWR. Under the Second Amended Confirmation we were required to sell 1,000 MW/hour to CDWR on a 24/7 basis at a fixed price of $59.60/MWh through December 31, 2009. Under the Third Amended Confirmation, in lieu of the foregoing, CDWR will have tolling rights with respect to the entire capacity of the 180-MW Los Esteros Critical Energy Facility for a period of two years from January 1, 2008, through December 31, 2009, with the option to extend the term to December 31, 2012, by providing written notice on or before September 20, 2009. In addition, CDWR has the right to assign the three-year extension option to Pacific Gas and Electric Company (“PG&E”) prior to July 1, 2009, if PG&E has met certain conditions set forth in the Third Amended Confirmation at the time of the assignment. We will receive a monthly capacity payment from CDWR which consists of $2 per Kilowatt month for the available capacity and a $4/MWh variable operation and maintenance charge, subject to an annual escalation of 4%. The monthly capacity payment is subject to a monthly availability adjustment payment by us to CDWR if availability of the Los Esteros facility is less than 97% during the peak months (June through September) or 94% for the remaining months of the year, a monthly capacity adjustment payment if the tested capacity is less than 95% of 180 MW and a monthly heat rate adjustment payment if the tested heat rate is greater than 10,500 Btu/kWh.

In addition to the termination provisions under the Master Agreement, the Third Amended Confirmation provides for termination if availability is less than 70% for six consecutive months, or tested capacity is less than 150 MW for more than six months, and provides for liquidated damages in the event of termination due to our default. The Third Amended Confirmation is also subject to termination by CDWR if the Los Esteros facility is not available due to force majeure for more than 365 days.

The foregoing summary of the material terms of the Third Amended Confirmation does not purport to be complete and is qualified in its entirety by reference to the Third Amended Confirmation, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

ITEM 7.01 — REGULATION FD DISCLOSURE

A copy of a press release dated December 12, 2007, announcing the Third Amended Confirmation is furnished herewith as Exhibit 99.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1 Master Power Purchase and Sale Agreement Third Amended And Restated Confirmation Letter

99.1 Calpine Corporation Press Release Dated December 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and
Chief Accounting Officer

Date: December 12, 2007

EXHIBIT INDEX

Exhibit	Description

10.1	Master Power Purchase and Sale Agreement Third Amended And Restated Confirmation Letter

99.1	Calpine Corporation Press Release Dated December 12, 2007.

4